Investor Presentation March 2013 WWW.ADAES.COM NASDAQ: ADES Exhibit 99.1

Safe Harbor
© 2013 ADA-ES, Inc.
This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC; revenues, earnings, cash flows and other financial measures; timing of the closing of contracts for the lease or sale of RC facilities; future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of current and anticipated regulations, legislation and IRS guidance; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations and related matters.  These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and
IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand;
timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of
RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
We refer to certain non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found within this presentation.

A leader in providing emission control solutions serving the power generation industry for more than 30 years
Offers customers a portfolio of proprietary, low CAPEX
technologies to meet pollution control mandates
ADA-ES, Inc. (“ADA”) currently has 17 patents issued or
applications allowed
Clients include leading electric power utilities
We expect significant revenue, earnings and cash
flow growth as utilities respond to new regulations
Investment Highlights

© 2013 ADA-ES, Inc.

28 Refined Coal (RC) facilities that qualify for Section 45
Tax Credits of  $6.47 / ton (2012 rate) of coal burned for
9 years, ending December 31, 2021
Currently operating 8 facilities, 5 of which are leased to RC investors and operating at plants that have historically burned more than 15
MT/year in total.  ADA receives between $1.50-$2.00/ton of pre-tax income after payments to JV partners.
In final stages of contracts with an RC investor for two facilities operating at plants that have historically burned 7.5 MT/year in total. Finalization of the contracts is expected to trigger ~$15M in prepayments.
These leased facilities are expected generate more than $75M in annual revenues.
New M-45-PC
TM
technology significantly expands addressable market
for remaining 12 facilities.
Investment Highlights

© 2013 ADA-ES, Inc.

Emissions Control driven by Federal Mercury and Air Toxics
Standard (MATS) regulation (April 2012) which creates an
addressable equipment market of $1B in the next 3 years.
Won fleet wide contract for Activated Carbon Injection (ACI) systems from a major US utility.
Acquired the assets of Bulk Conveyor Systems and a related entity in
August 2012 to enhance Dry Sorbent Injection (DSI) capabilities. Won
DSI/ACI contract in November 2012 valued at up to $14M.
Enhanced Coal offering helps reduce mercury- long-term revenue potential through royalty and user fees.
CO
2
Capture technology development business partnering
with U.S. DOE, Electric Power Research Institute (EPRI) and
Southern Company.
Investment Highlights

© 2013 ADA-ES, Inc.

Source: U.S. EIA, March 2012
SOURCES
OF
U.S.
ELECTRICITY,
2011
Coal expected to provide ~ 40% of
America’s electricity in 2035 according
to Department of Energy
1,200 existing coal-fired power plants
in the US  generate the majority of the
nation’s electricity, and consume
~ 900M to 1B tons of coal each year
EPRI estimates that the coal-fired
power industry will invest $275 billion
in retrofits through 2035
Lower coal prices benefit our
customers
11 new coal-fired power projects
currently have permits and are
expected to begin construction in the
next year
The energy in America’s recoverable
coal reserves is equivalent to 1 trillion
barrels of oil – about equal 2/3rds of
the world’s  known reserves
In order to maintain its leadership
position, coal must burn cleaner
Coal Energy

© 2013 ADA-ES, Inc.
42%
25%
19%
13%
1%
Coal
Natural Gas
Nuclear
Renewables
Petroleum

-6- © 2013 ADA-ES, Inc.
Wet Scrubber
$100M+
ADA’s ACI = $1.0M
ADA’s DSI = $3.0M
Refined Coal
$0 cost to utility
Enhanced Coal
No capital equipment
$1.0 - $4.0M / year in
higher producer fuel cost
Benefits of $1.0 - $4.0 / ton
of Western Coal burned
Emissions Control
Equipment
(NO
x
, SO2, Particulate)
ACI System for
mercury
VALUE PROPOSITION:
LOW CAPEX EMISSIONS SOLUTIONS FOR EXISTING FLEET
ADA’s offerings do not require 10-20 years of extended plant life to justify purchase
Trades variable operating expenses for fixed capital costs
Allows continued operation of plants that may otherwise be considered for closure

COAL SEAM
COAL SEAM
Coal Pile
Coal Pulverizer
Air

Advancing Cleaner Energy

© 2013 ADA-ES, Inc.
Scrubber
Additive
Filter
or ESP
SCR
DeNOx
Air
Preheater
Boiler
Flue Gas Desulfurization
(FGD) Scrubber
Coal
Bunker
Enhanced Coal Refined Coal
Flue Gas
Conditioning
Activated Carbon
Injection (ACI)
Dry Sorbent
Injection (DSI)
PORTFOLIO OF EMISSIONS CONTROL SOLUTIONS

ADA

CLEAN COAL SOLUTIONS LLC.

GOLDMAN SACHS
15%
ADA
42.5%
NEXGEN
42.5%

Advancing Cleaner Energy

-8- © 2013 ADA-ES, Inc. R EFINED C OAL CLEAN COAL SOLUTIONS JV OWNERSHIP STRUCTURE CLEAN COAL SOLUTIONS, LLC (CCS)

The American Jobs Creation Act of 2004, Section 45 of the IRC: contains provisions to incentivize the production of pollution mitigating Refined Coal (RC)
via annually escalating tax credits per ton of coal burned. RC reduces mercury by 40%+ and NOx emissions by 20%+ when that coal is burned.
Clean Coal Solutions (“CCS”) JV offers three technologies that produce Section
45 Refined Coal
-
The CyClean , M-45 and M-45-PC  technologies provide on-site, proprietary pre-
treatment to Powder River Basin (PRB) and Lignite coals for use in cyclone boilers, circulating fluid bed boilers and pulverized coal
boilers.
Key Dates
June
2010:
Clean Coal Solutions commences operations at first two RC facilities
December
2010:
Congress extends “placed-in-service” deadline for new RC facilities to 12/31/11
January - December
2011:
CCS fabricates, installs and “places-in-service” 26
additional RC units able to qualify for Section 45 tax credits
June
2011:
an affiliate of Goldman Sachs purchases a 15% stake in CCS for $60M
2012 - 2014: CCS focused on capturing the value of Section 45 tax credits
Refined Coal: Introduction & Overview

© 2013 ADA-ES, Inc.

Requirements to
commence operations:
Operating permits obtained
from each relevant state
Approval from Public
Utilities Commissions (PUC)
in regulated states
Approval from coal and
transportation companies
Approval from plant owners
Contracts negotiated and
signed among CCS, RC
investor and power
companies
3 RC investors currently
engaged
Working with additional
RC investors for
remaining RC facilities
Utility
Receives: value of
$1.00 - $4.00 / ton for
emissions reduction
Payment of ~$1/ton from
RC investor
RC Investor
Receives: (a)$6.47 tax credit
through RC production,  and
(b) tax deductions for rental,
utility and operating expenses
Pays: ~$1/ton to utility, ~$2/ton for
operating expenses and
~$3+/ton to CCS
CCS Receives:
~$3+/ton in consolidated
payments, net $1.50-$2/ton to
ADA of pre-tax income after
payments to ADA’s JV partners
Each RC facility can be monetized
(leased or sold) to generate revenue, or
operated by CCS for tax credit benefit to
offset future tax obligations

© 2013 ADA-ES, Inc.
REFINED
COAL: MONETIZATION DYNAMICS

Clean Coal operated 8 facilities in the quarter, 4 of which were leased to
RC investors
In 4Q12 the four RC facilities operated by Clean Coal incurred operating expenses of
$6.5M but generated $13.3M in tax credits
The operation of these units included $51.4M in pass through coal purchases/sales

© 2013 ADA-ES, Inc.
2012 2011 2012 2011
$(000)
Rental income 9,802 $        3,203 $          36,855 $     20,110 $
Coal sales 51,365         16,865           157,898      19,952
Other income 11                 191                 147               191
Total RC Revenues 61,178 $     20,259 $        194,900 $   40,253 $
Cost of Revenues 57,984 $     16,126 $        179,204 $   20,201 $
Gross Profit 3,194 $        4,133 $          $15,696 $20,052
Gross Profit Margin Percentage 5% 20% 8% 50%
Adjusted Gross Profit* $9,656 ** $36,105 **
Adjusted Gross Profit Margin Percentage* 98% ** 98% **
* Adjusted gross profit and adjusted gross profit margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses.
See Appendix for explanation of non-GAAP measures.
** Information not meaningful. RC activities in 2011 were focused on placing-in-service 26 additional RC facilities.
Tons for leased facilities 2.5 0.8 9.4 5.4
Tons retained 2.1 0.3 5.9 0.4
Total tons treated 4.6 1.1 15.3 5.8
Tax Credits generated by JV $13.3 $1.8 $38.6 $2.8
Tax Credits to ADA (42.5%) $5.7 $0.8 $16.4 $1.2
Operating Statistics (millions)
For the Three Months Ended
December 31, December 31,
For the Year Ended
REFINED COAL

$15
$10
$5
$-
$(5)
$(10)
$(15)
Millions

Advancing Cleaner Energy

REFINED COAL:
TO
P
ARTY
RC I
NVESTOR
Payment from
RC investor
CCS Self Monetization 3    Party RC Investor
CCS Consolidated financial example for a 3 MT/yr facility
Cash at Closing
(Pre-Paid Rent)

© 2013 ADA-ES, Inc.
rd
In final stages of contracts with two RC
investors for three facilities at plants that
historically burn more than 10MT/year. Two
of these facilities are currently being
operated by CCS
Payment from
RC investor
Operating
Expense
CAPEX
Cash at Closing
(Pre-Paid Rent)
($9M/yr)
$12M/yr
~$9M
F
INANCIAL
I
MPACT OF CONVERTING A
RC F
ACILITY FROM
CCS O
PERATION
3
($2M)
RD

Impacts of Leasing/Sales of Two
Refined Coal Facilities in 1H13

© 2013 ADA-ES, Inc.
4Q12 1Q13 2Q13
Influx of Cash: +$20M +$8M
Income (Loss): ($5.4M)   ($3.8M) $6.6M
JV Retained Tons: 2.1M 1.6M
0
Tax Credits for JV $13.3M   $10.2M
   $0
Timing and impacts to future financial results from
leasing/sale of two RC Facilities burning approximately
7.5 MT/yr of RC operated by the JV in 2012

Clarity on investment for RC Investors
RC investors have some feedback from IRS on parameters for RC investments
Issuance of Private Letter Rulings (PLR) has resumed
IRS is considering publication of a formal Revenue Procedure to provide Safe
Harbor guidelines
Goldman affiliate and CCS have amended leases for first two RC facilities
Go forward PLR on one RC facility received, PUC approval needed
Expect to close two more facilities with Goldman affiliates in 2nd Q 2013
CCS has completed transactions with three different RC Investors
In negotiations for additional facilities with first three investors
In discussions with four additional RC investors
Potential for improved terms to CCS with continued success
Update on Refined Coal Activities

© 2013 ADA-ES, Inc.

8 Units currently in full-time operation
With closing of another RC facility with Goldman affiliate, 6 of the 8 will have 3  party RC investors and are expected to generate on an annual basis:
•
Approximately 21 million tons of Refined Coal per year
•
Greater than $75 million in revenue
Two smaller facilities will continue to be operated by CCS generating approximately $3 million in tax credits for ADA each year
8 Facilities committed to sites
Status ranges from initial contracts and permitting to final stages of contracts
One 3 MT facility expected to close 2Q13 once PUC approval is obtained
Other RC facilities could close late in 2013
A few facilities may be delayed until 2014 because of financial restructuring of the plants
Final 12 facilities pursuing options to use new M-45-PC
technology
Significantly expands the addressable market to include many larger boilers that use more than 5 MT of coal per year
Initial facilities using M-45-PC   technology could be operating as early as the
second half of 2013
Update on Refined Coal Facilities

© 2013 ADA-ES, Inc.
rd
TM
TM

($ IN M)
$20.1
$20.2
$158
$37
$300
$200
$7.0
$1.5
$16
$6
$30
$70
2011 2014-2021
(E)
2012
$500
$8.5
$40.3
$195
$22
$100
2011
2014-2021
(E)
2012
Coal Sales
Rental Revenue
Segment Income
Tax Credits
Equivalent
Annualized
MT
2011                                   2012                      2014-2021
7 21 60
CCS revenues (consolidated)
ADA (excluding non-controlling interests)

© 2013 ADA-ES, Inc.
REFINED COAL PROGRESS

Plant burns PRB coal or lignite
Plant burns bituminous coal

BCSI LLC

Advancing Cleaner Energy

ACTIVATED CARBON INJECTION SYSTEMS

© 2013 ADA-ES, Inc.
Installed/installing ACI systems on over 60
boilers at coal-fired power plants
Sold through our BCSI subsidiary
EMISSIONS CONTROL
DRY SORBENT INJECTION SYSTEMS

MATS market for equipment continues to develop with bidding and award activity accelerating
EC backlog steadily increasing. Less than $1M at YE 2011, $4.5M at 6/30/2012 and
$25.3M at YE 2012.
Won fleet-wide contracts for ACI systems and DSI systems from different major US utilities
Won joint ACI and DSI award highlighting company’s ability to provide a comprehensive approach
ADA maintains its leadership position
$1-2 Billion annual chemical market expected to develop after 2015 following equipment installations
ADA’s Enhanced Coal offering will compete with AC and other coal additives
Could provide savings of $1-$4/ton of coal in reduced costs associated with AC
Offers non-corrosive alternative to other coal additives
Technology being proven out as part of Refined Coal technology
Marketing and testing currently ongoing
Update on Emissions Control

© 2013 ADA-ES, Inc.

MATS is projected to create $1 billion market for ACI & DSI
Procurement/award activities have commenced and ADA is responding to several RFPs
1) Total Expected Revenue from Estimated Equipment Sales 2012-2015
(1)

© 2013 ADA-ES, Inc.
Chemical sales of~$1-2B/yr
starting in 2016
EMISSIONS CONTROL: ACI & DSI  MARKET
$350M
$50M
$285M
$600M
$0
$100
$200
$300
$400
$500
$600
$700
Expected Revenue
(~35% Market Share)
Wins to Date Bids Outstanding Expected Future RFPs

Patented technology designed to enable Western
coals to burn with lower mercury emissions
U.S. burns up to 600 MT of Western Coal per year
$1.00-$4.00/ton in benefits to customer
Technology has been licensed to Arch Coal to apply
to their PRB coals at the mine
Royalty agreement: payments to ADA of up to $1.00/ton
based on a portion of the premium paid on Enhanced Coal
sales
ADA retained rights to apply technology at power
plants
Initial market: states with mercury regulations
already in place
MATS expected to expand market by 2015
Continued demonstration of technology to
customers

© 2013 ADA-ES, Inc.
MERCURY CONTROL: ENHANCED COAL

Developing proprietary solid sorbent capture
technology to capture CO2 from flue gas in
conventional coal-fired boilers
DOE and industry funding:
Phase I - $3.8 M R&D at 1 KW pilot plant completed
in 2011
Phase II - $20.5 M, 51-month contract to scale-up
technology to 1 MW
•
Entered Fabrication and Construction phase of 1 MW
plant in June 2012, estimated completion in October
2013
•
Testing in 2014
Advantages over competing technologies:
For customer: lower cost and less parasitic energy
For ADA: continuous revenues from sale of
proprietary chemical sorbents

© 2013 ADA-ES, Inc.
CO
2
CAPTURE
:
OVERVIEW

-22- © 2013 ADA-ES, Inc. FINANCIAL RESULTS OVERVIEW

Retained tonnage has a dominating impact on GAAP Income Statement
~$158 million of 2012 revenues are due to coal sales relating to retained RC facilities, which drive revenue growth
~$20 million  of 2012 operating expenses are due to ~6 million retained tons
Financial benefit of tax credits generated will not been seen until future quarters due to valuation allowance
*See appendix for explanation of non-GAAP financial measures
$ in Ms
2012 2011
Revenues $212.5 $53.3
Gross Profit / Margin, Including Coal Sales $19.9  /  9%
$24.4  /
46%
Adjusted Gross Profit / Margin, Excluding Coal Sales
and Retained Tonnage Operating Expense*
$40.4  / 74%
$26.7  /
80%
Operating (Loss) Income $(8.4) $3.0

© 2013 ADA-ES, Inc.
2012 VS. 2011
FINANCIAL SUMMARY:

Does not include cash from recent RC closing and lease amendments ~$25M

Balance sheet does not show in tax credits and NOLs ~$40M

Does not show tax credits generated in 2012 by operating RC facilities for our own (incur ~$3/ton in cost to generate ~$7.50 in credits) ~$38.6M

Advancing Cleaner Energy

in Millions -24- © 2013 ADA-ES, Inc. 12/31/12 12/31/11 Cash & Cash Equivalents $9.7 $40.9 Long-term Liabilities Shares Outstanding $6.5 $9.5 10.0 8.0 BALANCE SHEET HIGHLIGHTS

RC opportunities expected to provide substantial growth in
revenues, profits and cash flows in 2013, and consistent
revenue streams through 2021
MATS compliance requirements are driving expected >$300
million total equipment revenues for ADA in next 3-4 years
Enhanced Coal technology and royalty opportunity expected
to produce additional growth in 2013 to 2015 and beyond
Developing solid sorbent capture technology to capture CO
2
from flue gas in conventional coal-fired boilers
Key Takeaways

© 2013 ADA-ES, Inc.

Appendix © 2013 ADA-ES, Inc.

© 2013 ADA-ES, Inc.
For the For the
Year Ended Year Ended
$(000) December 31, 2012 December 31, 2011
Coal sales and cost of raw coal 157,898 $                       19,952 $
Operating costs of retained tonnage 20,409 $                         2,287 $
Adjusted gross profit and adjusted gross margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses. Adjusted gross profit and adjusted gross profit percentage are non-GAAP financial measures which are used to provide investors with greater transparency with respect to the effect on gross margin from Clean Coal’s operation of certain RC facilities for its own account.  We believe these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and the effect on gross margin and gross margin percentage of the operation of these RC facilities by Clean Coal for its own account.
NON-GAAP FINANCIAL MEASURES

Michael D. Durham, Ph.D., MBA
President & CEO
Mark H. McKinnies
SVP & CFO
(303) 734-1727
www.adaes.com
Graham Mattison
VP of Investor Relations
(646)-319-1417
graham.mattison@adaes.com
© 2013 ADA-ES, Inc.
CONTACTS